Exhibit 99.2
RECAST OF OPERATING SEGMENTS
(Unaudited)
Beginning in the first quarter of 2025, Aptiv PLC (“Aptiv” or “the Company”) is realigning its business into three reportable operating segments: Electrical Distribution Systems, Engineered Components Group and Advanced Safety and User Experience.
To assist investors who may want to consider the effects of these segment reporting changes on Aptiv’s historical results, unaudited recast segment financial information for each quarter of fiscal years 2023 and 2024 and for the fiscal years ended December 31, 2023 and 2024 are shown below. The changes to Aptiv’s segment reporting will be reflected in Aptiv’s financial statements commencing with the first Quarterly Report of 2025 on Form 10-Q.

	Year Ended December 31, 2024
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
	(in millions)
Net Sales
Electrical Distribution Systems	$2,081	$2,065	$2,035	$2,128	$8,309
Engineered Components Group	1,596	1,626	1,582	1,580	6,384
Advanced Safety and User Experience	1,429	1,554	1,427	1,381	5,791
Eliminations and Other (a)	(205)	(194)	(190)	(182)	(771)
Net Sales	$4,901	$5,051	$4,854	$4,907	$19,713

Adjusted Operating Income
Electrical Distribution Systems	$136	$138	$125	$180	$579
Engineered Components Group	253	298	272	250	1,073
Advanced Safety and User Experience	155	170	196	193	714
Adjusted Operating Income	$544	$606	$593	$623	$2,366

	Year Ended December 31, 2023
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
	(in millions)
Net Sales
Electrical Distribution Systems	$2,111	$2,278	$2,259	$2,184	$8,832
Engineered Components Group	1,559	1,622	1,652	1,582	6,415
Advanced Safety and User Experience	1,366	1,532	1,441	1,356	5,695
Eliminations and Other (a)	(218)	(232)	(238)	(203)	(891)
Net Sales	$4,818	$5,200	$5,114	$4,919	$20,051

Adjusted Operating Income
Electrical Distribution Systems	$141	$152	$173	$201	$667
Engineered Components Group	233	240	278	258	1,009
Advanced Safety and User Experience	63	138	109	141	451
Adjusted Operating Income	$437	$530	$560	$600	$2,127

(a)	Eliminations and Other includes the elimination of inter-segment transactions.

RECONCILIATION OF NON-GAAP MEASURES
(Unaudited)

Adjusted Operating Income represents a non-GAAP financial measure, which is reconciled to its closest GAAP financial measure in the following schedules.

Consolidated Adjusted Operating Income
	Year Ended December 31, 2024
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
	($ in millions)
Net income attributable to Aptiv	$218	$938	$363	$268	$1,787
Interest expense	65	64	101	107	337
Other income, net	(15)	(10)	(5)	(11)	(41)
Net (gain) loss on equity method transactions	—	(641)	—	36	(605)
Income tax expense	76	51	32	64	223
Equity loss, net of tax	69	34	7	8	118
Net income attributable to noncontrolling interest	6	5	7	6	24
Net (loss) income attributable to redeemable noncontrolling interest	—	—	(2)	1	(1)
Operating income	$419	$441	$503	$479	$1,842
Amortization	54	52	53	52	211
Restructuring	39	70	16	68	193
Other acquisition and portfolio project costs	28	25	13	14	80
Asset impairments	—	14	3	5	22
Compensation expense related to acquisitions	4	4	5	5	18
Adjusted operating income	$544	$606	$593	$623	$2,366

	Year Ended December 31, 2023
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
	($ in millions)
Net income attributable to Aptiv	$162	$242	$1,629	$905	$2,938
Interest expense	67	72	75	71	285
Other expense (income), net	1	(11)	(26)	(27)	(63)
Income tax expense (benefit)	34	30	(1,312)	(680)	(1,928)
Equity loss, net of tax	82	73	72	72	299
Net income attributable to noncontrolling interest	3	4	8	13	28
Net (loss) income attributable to redeemable noncontrolling interest	(1)	—	—	1	—
Operating income	$348	$410	$446	$355	$1,559
Amortization	59	59	59	56	233
Restructuring	11	42	28	130	211
Other acquisition and portfolio project costs	14	11	20	35	80
Asset impairments	—	—	—	18	18
Compensation expense related to acquisitions	5	8	7	6	26
Adjusted operating income	$437	$530	$560	$600	$2,127

Segment Adjusted Operating Income
(in millions)
Three Months Ended March 31, 2024	Electrical Distribution Systems	Engineered Components Group	Advanced Safety and User Experience	Total
Operating income	$109	$208	$102	$419
Amortization	1	30	23	54
Restructuring	15	7	17	39
Other acquisition and portfolio project costs	11	8	9	28
Compensation expense related to acquisitions	—	—	4	4
Adjusted operating income	$136	$253	$155	$544

Depreciation and amortization (a)	$58	$103	$69	$230

Three Months Ended June 30, 2024	Electrical Distribution Systems	Engineered Components Group	Advanced Safety and User Experience	Total
Operating income	$94	$240	$107	$441
Amortization	—	31	21	52
Restructuring	35	19	16	70
Other acquisition and portfolio project costs	9	8	8	25
Asset impairments	—	—	14	14
Compensation expense related to acquisitions	—	—	4	4
Adjusted operating income	$138	$298	$170	$606

Depreciation and amortization (a)	$56	$106	$86	$248

Three Months Ended September 30, 2024	Electrical Distribution Systems	Engineered Components Group	Advanced Safety and User Experience	Total
Operating income	$110	$231	$162	$503
Amortization	—	31	22	53
Restructuring	10	3	3	16
Other acquisition and portfolio project costs	5	4	4	13
Asset impairments	—	3	—	3
Compensation expense related to acquisitions	—	—	5	5
Adjusted operating income	$125	$272	$196	$593

Depreciation and amortization (a)	$59	$111	$71	$241

Three Months Ended December 31, 2024	Electrical Distribution Systems	Engineered Components Group	Advanced Safety and User Experience	Total
Operating income	$133	$204	$142	$479
Amortization	1	28	23	52
Restructuring	41	10	17	68
Other acquisition and portfolio project costs	5	3	6	14
Asset impairments	—	5	—	5
Compensation expense related to acquisitions	—	—	5	5
Adjusted operating income	$180	$250	$193	$623

Depreciation and amortization (a)	$62	$109	$74	$245

(a)	Includes asset impairments.

Segment Adjusted Operating Income
(in millions)
Three Months Ended March 31, 2023	Electrical Distribution Systems	Engineered Components Group	Advanced Safety and User Experience	Total
Operating income	$131	$188	$29	$348
Amortization	4	32	23	59
Restructuring	3	4	4	11
Other acquisition and portfolio project costs	3	9	2	14
Compensation expense related to acquisitions	—	—	5	5
Adjusted operating income	$141	$233	$63	$437

Depreciation and amortization (a)	$48	$101	$67	$216

Three Months Ended June 30, 2023	Electrical Distribution Systems	Engineered Components Group	Advanced Safety and User Experience	Total
Operating income	$143	$197	$70	$410
Amortization	4	32	23	59
Restructuring	—	8	34	42
Other acquisition and portfolio project costs	5	3	3	11
Compensation expense related to acquisitions	—	—	8	8
Adjusted operating income	$152	$240	$138	$530

Depreciation and amortization (a)	$50	$105	$69	$224

Three Months Ended September 30, 2023	Electrical Distribution Systems	Engineered Components Group	Advanced Safety and User Experience	Total
Operating income	$160	$235	$51	$446
Amortization	3	32	24	59
Restructuring	2	5	21	28
Other acquisition and portfolio project costs	8	6	6	20
Compensation expense related to acquisitions	—	—	7	7
Adjusted operating income	$173	$278	$109	$560

Depreciation and amortization (a)	$53	$107	$66	$226

Three Months Ended December 31, 2023	Electrical Distribution Systems	Engineered Components Group	Advanced Safety and User Experience	Total
Operating income	$130	$195	$30	$355
Amortization	1	32	23	56
Restructuring	43	17	70	130
Other acquisition and portfolio project costs	14	12	9	35
Asset impairments	13	2	3	18
Compensation expense related to acquisitions	—	—	6	6
Adjusted operating income	$201	$258	$141	$600

Depreciation and amortization (a)	$27	$147	$72	$246

(a)	Includes asset impairments.

Segment Adjusted Operating Income
(in millions)
Year Ended December 31, 2024	Electrical Distribution Systems	Engineered Components Group	Advanced Safety and User Experience	Total
Operating income	$446	$883	$513	$1,842
Amortization	2	120	89	211
Restructuring	101	39	53	193
Other acquisition and portfolio project costs	30	23	27	80
Asset impairments	—	8	14	22
Compensation expense related to acquisitions	—	—	18	18
Adjusted operating income	$579	$1,073	$714	$2,366

Depreciation and amortization (a)	$235	$429	$300	$964

Year Ended December 31, 2023	Electrical Distribution Systems	Engineered Components Group	Advanced Safety and User Experience	Total
Operating income	$564	$815	$180	$1,559
Amortization	12	128	93	233
Restructuring	48	34	129	211
Other acquisition and portfolio project costs	30	30	20	80
Asset impairments	13	2	3	18
Compensation expense related to acquisitions	—	—	26	26
Adjusted operating income	$667	$1,009	$451	$2,127

Depreciation and amortization (a)	$178	$460	$274	$912

(a)	Includes asset impairments.